Income Taxes	12 Months Ended
Dec. 31, 2024
Income Taxes [Abstract]
Income Taxes
13. Income Taxes

Under the laws of the countries of the companies’ incorporation and / or vessels’ registration, the companies are not subject to tax on international shipping income; however, they are subject to registration and tonnage taxes, which are included in “Vessel operating expenses” in the accompanying consolidated statements of comprehensive loss.

The Company is potentially subject to a four percent U.S. federal income tax on 50% of its gross income derived by its charters that begin or end in the United States. However, under Section 883 of the Internal Revenue Code of the United States (the “Code”), a corporation is exempt from U.S. federal income taxation on its U.S.-source shipping income if: (a) it is organized in a foreign country that grants an equivalent exemption from tax to corporations organized in the United States (an “equivalent exemption”); and (b) either (i) more than 50% of the value of its common stock is owned, directly or indirectly, by “qualified stockholders”, which is referred to as the “50% Ownership Test” or (ii) its common stock is “primarily and regularly traded on an established securities market” in the United States or in a country that grants an “equivalent exemption”, which is referred to as the “Publicly-Traded Test.”

The Company and each of its subsidiaries expects it qualifies for this statutory tax exemption for the 2024 taxable year, and the Company takes this position for United States federal income tax return reporting purposes. Therefore, the Company does not expect to have any U.S. federal income tax liability the year ended December 31, 2024.